UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2011 (May 26, 2011)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07             Submission of Matters to a Vote of Security Holders.

On May 26, 2011, American DG Energy Inc., or the company, we, or us, held its annual meeting of shareholders. The matters voted on at the meeting and the results of these votes were as follows:

Election of Directors

	For	Withheld	Abstain	Not Voted
George N. Hatsopoulos	23,321,275	18,337	-	7,282,467
John N. Hatsopoulos	23,286,749	52,863	-	7,282,467
Earl R. Lewis	22,928,625	410,987	-	7,282,467
Charles T. Maxwell	23,318,118	21,494	-	7,282,467
Deanna M. Petersen	23,313,618	25,994	-	7,282,467
Francis A. Mlynarczyk Jr.	23,327,775	11,837	-	7,282,467

All of the nominees received a plurality of the votes cast by stockholders entitled to vote thereon and, therefore, Dr. George N. Hatsopoulos, Mr. John N. Hatsopoulos, Mr. Earl R. Lewis, Mr. Charles T. Maxwell, Ms. Deanna M. Petersen and Mr. Francis A. Mlynarczyk Jr., were elected to serve as directors of the company for terms of one year or until their successors are duly elected and qualified.

Ratification of the appointment of McGladrey & Pullen, LLP to serve as independent registered public accountants for the fiscal year ending December 31, 2011

	For	Withheld	Abstain	Not Voted
McGladrey & Pullen, LLP.	30,597,894	24,185	-	-

Item 8.01             Other Events.

In the company’s definite Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 27, 2011, we stated that our stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the company consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 and the Amended and Restated Bylaws of the company, which may be amended from time to time.

Proposals of stockholders intended to be presented at the company's next annual meeting of stockholders in 2012 must be received by the company (Attention: Corporate Secretary, at the principal offices of the company) no later than January 27, 2012, for inclusion in the company's proxy statement and form of proxy for that meeting; provided, however, if a stockholder wishes to make a nomination for election to the Board, such proposal must be received by the company on or between January 27, 2012 and February 24, 2012 and must comply with the notice procedures set forth in the Amended and Restated Bylaws, which is posted on our website at www.americandg.com. If you intend to present a proposal at our 2012 annual meeting, but you do not intend to have it included in our 2012 proxy statement, you must provide written notice of the stockholder proposal to the company (Attention: Corporate Secretary, at the principal offices of the company) no later than February 24, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2011	AMERICAN DG ENERGY INC.

By: /s/ Anthony S. Loumidis

Anthony S. Loumidis, Chief Financial Officer

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